BLACKROCK VALUE OPPORTUNITIES FUND, INC.

Supplement Dated March 12, 2008
to the Prospectus dated July 26, 2007

The following changes are made to the Prospectus of BlackRock Value Opportunities Fund, Inc.

The section in the prospectus captioned “How the Fund Invests – About the Portfolio Manager” on page 9 is amended as follows:

The description of the Fund’s portfolio manager is deleted and the following description is inserted below the heading:

The Fund is supported by a team of investment professionals who are responsible for investment research and selection. The lead members of this team are R. Elise Baum and Michael Jarzyna. Ms. Baum is primarily responsible for the day-to-day management of the Fund’s portfolio.

In addition, in the section captioned “Management of the Fund — BlackRock Advisors, LLC” the second paragraph on page 43 is deleted in its entirety and replaced with the following:

The Fund is supported by a team of investment professionals who are responsible for investment research and selection. The lead members of this team are R. Elise Baum and Michael Jarzyna. Ms. Baum is primarily responsible for the day-to-day management of the Fund’s portfolio.

R. Elise Baum, CFA, is a Managing Director of BlackRock. Prior to joining BlackRock in 2006, she was a Managing Director of Merrill Lynch Investment Managers, L.P. Ms. Baum has been a portfolio manager of the Fund since 1998 and has been leader of the Value Opportunities / Mid-Cap Value Opportunities investment team since 2002. Additionally, she has been the portfolio manager of the BlackRock MidCap Value Opportunities Fund since 2000.

Michael Jarzyna, CFA, is a Director of BlackRock since 2008. Prior to joining BlackRock in 2006, he was a Vice President of Merrill Lynch Investment Managers, L.P. (“MLIM.”) He has been a member of the team supporting the Fund since he joined MLIM in 1998, and is a portfolio manager of the Fund since 2008. Mr. Jarzyna is also responsible for coverage of the technology sector.

For more information about the portfolio managers’ compensation, other accounts they manage and their ownership of Fund shares, please see the Statement of Additional Information.

Code #10055-0707-SUP